UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2024

PERCEPTION CAPITAL CORP. IV

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41039	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3109 W. 50th Street, #207

Minneapolis, MN 55410

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (952) 456-5300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	RCFA.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 par value	RCFA	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	RCFA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Second Amended and Restated Business Combination Agreement

As previously disclosed on December 5, 2023, Perception Capital Corp. IV, a Cayman Islands exempted company limited by shares f/k/a RCF Acquisition Corp. (“Perception”), Blue Gold Limited, a Cayman Islands company limited by shares, and Blue Gold Holdings Limited, a private company limited by shares formed under the laws of England and Wales (“BGHL”), entered into a Business Combination Agreement (the “Business Combination Agreement”).

As previously disclosed, on May 2, 2024, Perception and BGHL, entered into that certain Amended and Restated Business Combination Agreement (the “Amended BCA”) to, among other things, restructure the transaction as follows: (i) Perception shall form a wholly owned subsidiary (“Merger Sub”), (ii) at the merger effective time, Merger Sub shall merge with and into BGHL, or its successor entity as set forth in the Amended BCA, and (iii) BGHL shall continue as the surviving entity and wholly owned subsidiary of Perception, and to (iv) make changes to certain representations and conditions to the closing to match the revised structure.

On June 12, 2024, Perception, Blue Gold Limited, a Cayman Islands company limited by shares and wholly owned subsidiary of Perception (“Perception Merger Sub”), and BGHL, entered into that certain Second Amended and Restated Business Combination Agreement (the “Second Amended BCA”) to, among other things, restructure the transaction as follows: (i) Perception Merger Sub shall form a wholly owned subsidiary (the “Blue Merger Sub”) for the purposes of effecting the Blue Merger, (ii) Perception shall merge with and into Perception Merger Sub, a wholly owned subsidiary of Perception with Perception Merger Sub (following such merger, the “New Perception”) being the surviving entity (the “Perception Reorganization”), (iii) BGHL will form or acquire a new Cayman Islands entity (“NewCo”) and cause the contribution of all of the issued and outstanding shares of BGHL to NewCo, (iv) NewCo shall merge with and into the Blue Merger Sub, following which the separate corporate existence of NewCo shall cease and (v) at the Blue Merger Effective Time, Blue Merger Sub shall continue as the surviving entity and wholly owned subsidiary of New Perception (“New Blue”), and to (vi) make changes to certain representations and conditions to the Closing to match the revised structure.

The foregoing description is only a summary of the Second Amended BCA and is qualified in its entirety by reference to the full text of the Second Amended BCA, which is filed as Exhibit 2.1 and incorporated herein by this reference. Capitalized terms in this Current Report on Form 8-K used but not defined shall have the meaning set forth in the Second Amended BCA.

Stock Exchange Listing

The parties have agreed to use their respective reasonable best efforts to cause the New Perception securities to be issued in connection with the Business Combination to be approved for listing on the New York Stock Exchange (“NYSE”) or the Nasdaq Stock Market LLC (“Nasdaq”) at Closing.

Closing

Unless the Business Combination Agreement is earlier terminated, the Closing will occur on such date and time as the parties shall agree after satisfaction of the conditions to Closing.

Representations and Warranties

The Second Amended BCA contains customary representations and warranties of the parties thereto with respect to, among other things, the following as applicable: corporate organization and qualification; organizational documents; capitalization; authority relative to the Second Amended BCA; no conflicts; required filings and consents; permits; compliance; financial statements; absence of certain changes or events; absence of litigation; employee benefit plans; labor and employment matters; real property; title to assets; intellectual property; taxes; environmental matters; material contracts; insurance; board approval; vote required; certain business practices; interested party transactions; brokers’ fees; investigation and reliance; and Investment Company Act. The representations and warranties of the respective parties to the Second Amended BCA will not survive the Closing.

Covenants

The Second Amended BCA includes customary covenants of the parties with respect to the operation of their respective businesses prior to the Closing and efforts to satisfy the conditions to closing. BGHL has agreed that it will conduct its business in the ordinary course of business and in a manner consistent with past practice, and will use its commercially reasonable efforts to preserve substantially intact its current business organization, keep available the services of its current officers, key employees and consultants, and preserve the existing relationships with its customers, suppliers and other significant business relations. Perception has also agreed, subject to specified exceptions, to refrain from taking certain actions such as changing its organizational documents, making distributions, or amending or changing its capital structure and has agreed that it will conduct its business in the ordinary course of business consistent with past practice. The parties have also agreed to take all such actions as necessary to prepare and file the Registration Statement and to obtain the requisite shareholder approvals. The covenants of the respective parties to the Second Amended BCA will not survive the Closing, except for those covenants that by their terms expressly apply in whole or in part after the Closing.

Conditions to Closing

Unless waived by the parties, under the Second Amended BCA, the consummation of the Business Combination is subject to customary closing conditions, including:

Mutual Conditions

●	Shareholder Approvals. The requisite approval of the Perception shareholders and the BGHL shareholders shall have been obtained;

●	Antitrust Laws. Any waiting period (and any extension) applicable to the consummation of the Business Combination under any antitrust laws shall have expired or been terminated.

●	Requisite Regulatory Approvals. All consents required to be obtained from or made with any Governmental authority in order to consummate the transactions contemplated by the Second Amended BCA shall have been obtained or made.

●	Requisite Consents. Any consents required to be obtained from or made with any third party (other than a Governmental Authority) in order to consummate the transactions contemplated by the Second Amended BCA shall have been obtained.

●	No Adverse Law or Order. No Governmental authority shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) or Order that is then in effect and which has the effect of making the transactions or agreements contemplated by the Second Amended BCA illegal or which otherwise prevents or prohibits consummation of the transactions contemplated by the Second Amended BCA.

●	Appointment to the Board. The members of New Perception’s board of directors shall have been elected or appointed as of the Closing.

●	Registration Statement. The Registration Statement to be filed in connection with the transactions contemplated by the Second Amended BCA shall have been declared effective by the SEC and shall remain effective as of the Closing, and no stop order or similar order shall be in effect with respect to the Registration Statement.

●	Exchange Listing. New Perception Ordinary Shares and New Perception Warrants to be issued in connection with the transactions contemplated by the Second Amended BCA shall have been approved for listing on NYSE or Nasdaq, or such other national exchange as agreed between Perception and BGHL, subject to official notice of issuance.

Additional Conditions to BGHL’s Obligation to Close

●	Certain specified representations (the “Perception Group Specified Representations”) must be true and correct in all material aspects on and as of the execution date and as of the Closing Date as if made on the Closing Date (except for those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been true and accurate in all material aspects as of such date)); and

●	All other representations of Perception other in than the Perception Group Specified Representations must be true and correct on and as of the execution date and on and as of the Closing Date as if made on the Closing Date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been true and accurate as of such date), and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect) have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to, Perception, taken as a whole.

●	Agreements and Covenants. Perception, and Merger Sub, each shall have performed in all material respects all of their obligations and complied in all material respects with all of their agreements and covenants contained in the Second Amended BCA.

●	No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to Perception or Perception Merger Sub since the date of the Second Amended BCA which is continuing and uncured.

●	Formation and Joinder of Blue Merger Sub. Before the Perception Reorganization, Perception Merger Sub shall form Blue Merger Sub and cause Blue Merger Sub to enter into a joinder to the Second Amended BCA, in form and substance as is mutually agreed between Perception and BGHL.

●	Closing Deliveries. Perception shall have delivered certain customary closing documents.

Additional Conditions to Perception’s Obligation to Close

●	Certain specified representations of BGHL must be true and correct in all material aspects on and as of the execution date and as of the Closing Date as if made on the Closing Date (except for those representations and warranties that address matters only as of a particular date, which representations and warranties shall have been true and accurate in all material aspects as of such date); and

●	All other representations of BGHL must be true and correct on and as of the execution date and on and as of the Closing Date as if made on the Closing Date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been true and accurate as of such date), and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect) have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to, BGHL, taken as a whole.

●	Agreements and Covenants. BGHL shall have performed in all material respects all of its obligations and complied in all material respects with all of its agreements and covenants under the Second Amended BCA to be performed or complied with by it on or before the Closing Date.

●	No Material Target Company Adverse Effect. No Material Adverse Effect shall have occurred with respect to the Target Companies taken as a whole since the date of the Second Amended BCA which is continuing and uncured.

●	Certain Ancillary Documents. The Lock-Up Agreement, the Exclusivity Agreement and the Registration Rights Agreement shall be in full force and effect in accordance with the terms as of the Closing.

●	Formation and Joinder of NewCo. Before the Merger Effective Date, BGHL shall:

(i)	cause FGR and the BGHL equityholders to form or otherwise acquire a new Cayman Islands exempted limited company (“NewCo”) and contribute to NewCo all issued and outstanding shares of BGHL with FGR as the registered owner of all of the issued and outstanding shares of NewCo as nominee and on trust (with no beneficial interest) for the Blue Shareholders as beneficiaries pursuant to a trust deed substantially in the form of the Trust Deed (the “NewCo Contribution”); and

(ii)	following the NewCo Contribution, cause NewCo to enter into a joinder to the Second Amended BCA, in form and substance as is mutually agreed between Perception and BGHL, pursuant to which NewCo will assume all of BGHL’s obligations under the Second Amended BCA.

●	Closing Deliveries. BGHL shall have delivered certain customary closing documents.

●	Operations Agreements. The Operations Agreements shall have been fully executed and approved by all applicable Governmental Authorities.

●	Qualified Person Report. A satisfactory qualified person’s report prepared in accordance with the requirements of the SEC’s Regulation S-K (Subpart 1300) shall have been delivered.

Termination

The Second Amended BCA may be terminated under the following circumstances:

●	by mutual written consent of Perception or BGHL;

●	by written notice by either Perception or BGHL to the other parties, if any of the conditions to the Closing have not been satisfied or waived by November 5, 2024 (the “Outside Date”); provided, however, the right to terminate the Second Amended BCA under this provision is only be available to a Party if the breach or violation by such Party or its Affiliates of any representation, warranty, covenant or obligation under the Second Amended BCA was the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date;

●	by written notice by either Perception or BGHL to the other parties, if a Governmental authority of has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Second Amended BCA including, without limitation, the effectiveness of the Operations Agreements, and such order or other action has become final and non-appealable; provided, however, that the right to terminate in these circumstances is not be available to a Party if the failure by such Party or its affiliates to comply with any provision of the Second Amended BCA has been a substantial cause of, or substantially resulted in, such action by such Governmental Authority;

●	by written notice by BGHL to Perception (provided BGHL in not then in material breach of any provision of the Second Amended BCA), if (i) there has been a material breach by Perception of any of its representations, warranties, covenants or agreements contained in the Second Amended BCA, or if any representation or warranty of Perception shall have become untrue or inaccurate, in any case, which would result in a failure of a condition set forth in the Second Amended BCA to be satisfied (treating the Closing Date for such purposes as the date of the Second Amended BCA or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided to Perception or (B) the Outside Date;

●	by written notice by Perception to BGHL (provided Perception is not then in material breach of any provisions of the Second Amended BCA), if (i) there has been a material breach by BGHL of any of its representations, warranties, covenants or agreements contained in the Second Amended BCA, or if any representation or warranty of such parties shall have become untrue or inaccurate, in any case, which would result in a failure of a condition set forth in the Second Amended BCA to be satisfied (treating the Closing Date for such purposes as the date of the Second Amended BCA or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided to BGHL or (B) the Outside Date; by written notice by Perception to BGHL, if Perception Shareholders’ Meeting has been held (including any adjournment or postponement) and has concluded, and the Perception Shareholders’ Approval was not obtained; or

●	by written notice by Perception to BGHL, if the Operations Agreements have not been entered into by the Operations Date.

Effect of Termination

If the Second Amended BCA is terminated, the Second Amended BCA will become void, and there will be no liability under the Second Amended BCA on the part of any party thereto, except as set forth in the Second Amended BCA or in the case of termination subsequent to a willful material breach of the Second Amended BCA by a party thereto.

A copy of the Second Amended BCA is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Second Amended BCA is qualified in its entirety by reference to the full text of the Second Amended BCA filed with this Current Report on Form 8-K. The Second Amended BCA is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Perception, BGHL or Perception Merger Sub. In particular, the assertions embodied in representations and warranties by the parties contained in the Second Amended BCA were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, and are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Second Amended BCA. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Second Amended BCA. Moreover, certain representations and warranties in the Second Amended BCA were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Second Amended BCA as characterizations of the actual state of facts about the parties and should only be read in conjunction with the other information that the parties make publicly available in reports, statements and other documents filed with the SEC.

Forward-Looking Statements

This Current Report on Form-8-K includes “forward-looking statements” within the meaning of the safe harbor for forward-looking statements provided by Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 including, without limitation: statements related to the parties likelihood to enter into a binding or definitive agreement(s); statements related to the parties’ ability to close the proposed Business Combination, including the ability of both companies to secure all required regulatory, third-party and shareholder approvals for the proposed Business Combination; the anticipated benefits of the proposed Business Combination, including the potential amount of cash that may be available to the combined company upon consummation of the Business Combination; the anticipated enterprise value of the combined company following the Business Combination; sources and uses of cash from the Business Combination; the anticipated timing to close the Business Combination; Perception’s expectation that New Perception’s securities will be accepted for listing on The New York Stock Exchange following the closing of the Business Combination; the financial and business performance of Perception; and Perception’s anticipated future operating results.

You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties. Important factors that could cause actual results to differ materially from those discussed or implied in the forward-looking statements include, but are not limited to: the risk that the Business Combination may not be completed in a timely manner or at all; the failure to obtain requisite approval for the Business Combination or meet other closing conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement in respect of the Business Combination; failure to achieve sufficient cash available (taking into account all available financing sources) following any redemptions of Perception’s public shareholders; failure to obtain the requisite approval of Perception’s and BGHL’s respective shareholders; failure to meet relevant listing standards in connection with the consummation of the Business Combination; failure to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined entity to maintain relationships with customers and suppliers and strategic alliance third parties, and to retain its management and key employees; potential litigation relating to the proposed Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of the announcement and execution of the Business Combination; unexpected costs and expenses related to the Business Combination; estimates of the combined company’s financial performance being materially incorrect predictions; general economic or political conditions; negative economic conditions that could impact BGHL and the gold industry in general; reduction in demand for BGHL’s products; changes in the markets that BGHL targets or that the combined company intends to target; any change in laws applicable to Perception or BGHL or any regulatory or judicial interpretation thereof; and other factors, risks and uncertainties, including those to be included under the heading “Risk Factors” in the proxy statement/prospectus to be later filed with the SEC, and those disclosed in Perception's SEC filings, under the heading “Risk Factors,” including its Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 23, 2024 and any subsequent filings.

All forward-looking statements are expressly qualified in their entirety by such factors. Perception does not undertake any duty to update any forward-looking statement except as required by law.

Additional Information and Where to Find It

In connection with the Second Amended BCA and the proposed business combination, Perception intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus certain other related documents, which will be both the proxy statement to be distributed to the shareholders of Perception in connection with Perception’s solicitation of proxies for the vote by its shareholders with respect to the proposed Business Combination and other matters as may be described in the definitive proxy statement/prospectus, as well as a prospectus relating to the offer and sale of the securities to be issued in the proposed Business Combination. Shareholders are encouraged to read the Registration Statement, when available, as it will contain important information.

This Form 8-K does not contain all of the information that should be considered by Perception’s or Blue Gold’s stockholders concerning the proposed Business Combination and is not intended to constitute the basis of any voting or investment decision in respect of the proposed Business Combination or the securities of the combined company. The respective shareholders of Perception and BGHL and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the business combination, as these materials will contain important information about Perception, BGHL, the Second Amended BCA and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the business combination will be mailed to shareholders of Perception as of a record date to be established for voting on the business combination. Shareholders of Perception will also be able to obtain copies of the Registration Statement, the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s web site at www.sec.gov or by directing a request to: RCF Acquisition Corp., 3109 W. 50th Street, #207, Minneapolis, MN 55410, Attention: Investor Relations or by email at investors@perceptioncapitalpartners.com.

Participants in Solicitation

Perception, and BGHL and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Perception’s stockholders with respect to the proposed business combination. Investors and securityholders may obtain more detailed information regarding the names and interests in the business combination of the directors and officers of each of Perception and Blue Gold with respect to the proposed business combination in the proxy statement/prospectus for the proposed business combination when available and in such company’s respective filings with the SEC.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Second Amended and Restated Business Combination Agreement dated June 12, 2024, by and among Perception Capital Corp. IV, Blue Gold Limited, and Blue Gold Holdings Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

Date: June 13, 2024	PERCEPTION CAPITAL CORP. IV

	By:	/s/ Rick Gaenzle
	Name:	Rick Gaenzle
	Title:	Chief Executive Officer